UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2017

APOLLO MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37392	46-3837784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

700 N. Brand Blvd., Suite 1400, Glendale, CA 91203

(Address of principal executive offices) (zip code)

(818) 396-8050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On December 13, 2017, Apollo Medical Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) with the Securities and Exchange Commission (the “SEC”) to report the completion of the merger (the “Merger”) of its wholly-owned subsidiary, Apollo Acquisition Corp. (“Merger Sub”), with and into Network Medical Management, Inc. (“NMM”) as the surviving entity, in accordance with the terms and conditions of the Agreement and Plan of Merger, dated as of December 21, 2016 (as amended on March 30, 2017 and October 17, 2017), by and among the Company, Merger Sub, NMM and Kenneth Sim, M.D., as the NMM shareholders’ representative (the “Merger Agreement”). The Merger closed and became effective on December 8, 2017 (the “Closing”). As a result of the Merger, NMM now is a wholly-owned subsidiary of the Company and former NMM shareholders own a majority of the issued and outstanding common stock of the Company. For accounting purposes, the Merger is treated as a “reverse acquisition” and NMM is considered the accounting acquirer. Accordingly, as of the Closing, NMM’s historical results of operations will replace the Company’s historical results of operations for all periods prior to the Merger, and the results of operations of both companies will be included in the Company’s financial statements for all periods following the Merger. Effective upon the Closing, the Company’s board of directors approved a change in the Company’s fiscal year-end from March 31 to December 31, to correspond with NMM’s fiscal year-end prior to the Merger.

This Amendment No. 1 (this “Amendment”) is being filed to amend Item 9.01 of the Initial 8-K (i) to include the required financial statements of NMM and pro forma information in connection with the Merger within 71 days from the date on which the Initial 8-K was required to be filed and (ii) to prevent a lapse in reporting by providing the required information for NMM, the accounting acquirer, as set forth in the SEC’s Division of Corporate Finance Financial Reporting Manual, which covers situations involving reverse acquisitions where the registrant elects to adopt the fiscal year of the accounting acquirer. Accordingly, the Company, a smaller reporting company, is filing on Exhibit 99.2 hereto the information that would be included in a Quarterly Report on Form 10-Q for the nine months ended September 30, 2017, if NMM were to file such report, including the unaudited consolidated financial statements of NMM as of and for the nine months ended September 30, 2017 and 2016, respectively. Because NMM’s unaudited financial statements as of and for the fiscal years ended December 31, 2016 and 2015, and the nine months ended September 30, 2017 and 2016, respectively, filed herewith relate to a pre-Closing period, all information presented, including any per share information, relates to NMM on a standalone basis and not to the Company. In addition, this Amendment is being filed to reflect the merger consideration that non-dissenting former NMM shareholders received as of the closing of the Merger and to clarify that the Company does not believe that a transition report on Form 10-KT is required following its change of fiscal year-end from March 31 to December 31 as of the Closing and plans to report the financial results of the combined company for the fiscal year ended December 31, 2017 on a Form 10-K.

Any information required to be set forth in the Initial 8-K which is not being amended pursuant to this Amendment, including all exhibits to the Initial 8-K, is hereby incorporated by reference. Except as set forth herein, no modifications have been made to information contained in the Initial 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Initial 8-K. Accordingly, this Amendment should be read in conjunction with the Initial 8-K.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The first three bullet points of the second paragraph under Item 2.01 of the Initial 8-K are hereby amended as follows:

In connection with the Merger and as of the effective time of the Merger (the “Effective Time”):

•	each issued and outstanding share of NMM common stock was converted into the right to receive such number of shares of common stock of the Company that results in the former NMM shareholders who did not dissent from the Merger (the “Former NMM Shareholders”) having a right to receive an aggregate of 30,397,489 shares of common stock of the Company, subject to the 10% holdback pursuant to the Merger Agreement and as further described below, (A) without taking into account (i) 520,041 shares of common stock issuable upon the conversion of the Alliance Note further described below, and (ii) shares of common stock issuable upon the exercise of the Warrant Consideration, and (B) without giving effect to any shares of common stock of the Company issuable upon payment of any indemnification obligations under the Merger Agreement (the “Indemnification Shares”);

•	the Company issued to Former NMM Shareholders each Former NMM Shareholder’s pro rata portion of (i) warrants to purchase an aggregate of 850,000 shares of common stock of the Company, exercisable at $11.00 per share, and (ii) warrants to purchase an aggregate of 900,000 shares of common stock of the Company, exercisable at $10.00 per share;

•	the Company held back an aggregate of 3,039,749 shares of Company common stock issuable to Former NMM Shareholders, representing 10% of the total number of shares of Company common stock issuable to Former NMM Shareholders, to secure indemnification rights of the Company and its affiliates under the Merger Agreement (the “Holdback Shares”);

The last paragraph under Item 2.01 of the Initial 8-K, titled “Conversion of Alliance Note,” is hereby amended as follows:

As previously reported in a Current Report on Form 8-K filed by the Company on April 5, 2017 and October 20, 2017, the Company issued a Convertible Promissory Note (the “Alliance Note”) to Alliance Apex, LLC (“Alliance”) in the principal amount of $4,990,000 on March 30, 2017. On December 11, 2017, the business day following the closing of the Merger, the Alliance Note automatically converted into 520,041 shares of the Company’s common stock. The securities were sold by the Company to Alliance in reliance upon the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506(b) of Regulation D promulgated by the SEC thereunder.

The fifth to last paragraph under Item 2.01 of the Initial 8-K is hereby amended as follows:

Immediately following the Effective Time, the stockholders of the Company prior to the Merger continued to hold an aggregate of 6,109,205 shares of common stock of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The last paragraph under Item 5.03 of the Initial 8-K, titled “Change in Fiscal Year,” is hereby amended as follows:

Change in Fiscal Year

As of the effective time of the Merger, the Company’s board of directors approved a change in the Company’s fiscal year-end from March 31 to December 31, to correspond with the fiscal year-end of NMM prior to the Merger. As a result of this change, the Company’s first fiscal year-end following the Merger was December 31, 2017. The Company plans to report the financial results reflecting the combined operations of the Company and NMM for the fiscal year ended December 31, 2017 on a Form 10-K on or prior to April 2, 2018.

Item 9.01.	Financial Statements and Exhibits.

Item 9.01 of the Initial 8-K is hereby amended as follows:

(a)	Financial Statements of Business Acquired.

The audited financial statements of NMM as of and for the fiscal years ended December 31, 2016 and 2015, respectively, are filed herewith as Exhibit 99.1 and incorporated into this Item 9.01 by this reference. The unaudited financial statements of NMM as of and for the nine months ended September 30, 2017 and 2016, respectively are filed herewith as Exhibit 99.2 and into this Item 9.01 by this reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information reflecting the combined operations of the Company and NMM, including the unaudited pro forma condensed balance sheet as of September 30, 2017 (which was the date of the most recent balance sheet of both the Company and NMM at the closing of the Merger), the unaudited pro forma condensed combined statement of income for the nine months ended September 30, 2017 (which was the latest interim period of both the Company and NMM at the closing of the Merger), the unaudited pro forma condensed combined statement of operations for the fiscal year ended March 31, 2017 (which was the most recent fiscal year of the Company at the closing of the Merger) and for the fiscal year ended December 31, 2016 (which was the most recent fiscal year of NMM at the closing of the Merger), and the notes related thereto, are filed herewith as Exhibit 99.3 and incorporated into this Item 9.01 by this reference. The unaudited pro forma condensed combined financial information is a presentation of historical results with accounting adjustments necessary to reflect the estimated pro forma effect of the Merger and is presented for informational purposes only. The unaudited pro forma condensed combined financial information does not reflect the effects of any anticipated changes to be made to the operations of the combined companies in connection with the Merger, including synergies and cost savings, and does not include one-time charges expected to result from the Merger. The unaudited pro forma condensed combined financial information should not be construed to be indicative of future results of operations or financial position of the Company.

(d)	Exhibits.

Exhibit No.	Description
3.1*	Certificate of Amendment of Restated Certificate of Incorporation filed December 8, 2017
3.2*	Amendment to Restated Bylaws
4.1	Form of Warrant (incorporated by reference to the Company’s joint proxy statement/prospectus filed with the SEC on November 15, 2017)
10.1*	Form of Board of Directors Agreement
10.2*	Form of Director Proprietary Information Agreement
10.3*	Form of Director and Officer Indemnification Agreement
99.1	Audited financial statements of Network Medical Management, Inc. as of and for the fiscal years ended December 31, 2016 and 2015, respectively.
99.2	Unaudited financial statements of Network Medical Management, Inc. as of and for the nine months ended September 30, 2017 and 2016, respectively.
99.3

Unaudited pro forma condensed combined financial information, including a pro forma balance sheet giving effect to the combination as of the date of the most recent balance sheet and pro forma statements of operations reflecting the combined operations of the entities for the latest fiscal year and interim period.

*	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on December 13, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO MEDICAL HOLDINGS, INC.

Dated: February 23, 2018	By:	/s/ Warren Hosseinion
	Name: Title:	Warren Hosseinion Co-Chief Executive Officer